                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             ----------------------

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) February 16, 1999
                                                     ------------------

                             Nabors Industries, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-9245                                   93-0711613
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        (Commission File Number)          (I.R.S. Employer Identification No.)

     515 West Greens Road, Suite 1200, Houston, Texas           77067
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          (Address of Principal Executive Offices)            (Zip Code)

                                 (281) 874-0035
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

On October 19, 1999, Nabors Industries, Inc. entered into a definitive merger agreement with Bayard Drilling Technologies, Inc. to acquire all of the outstanding capital stock of Bayard. On February 16, 1999, Nabors' registration statement with respect to such acquisition was declared effective. The unaudited pro forma combined condensed financial statements giving effect to the acquisition of Bayard by Nabors and the financial statements of Bayard and its predecessors included in Nabors' registration statement are attached to this report as Exhibits 99.1 and 99.2, and are incorporated into this report by reference. Nabors' Year 2000 Compliance Program included in the registration statement is attached to this report as Exhibit 99.3, and is incorporated into this report by reference.

The purpose of this Current Report on Form 8-K is also to file Nabors' Statement of Computation of Ratios of Earnings to Fixed Charges and Statement of Computation of Pro Forma Ratio of Earnings to Fixed Charges (attached hereto as Exhibits 12.1 and 12.2) for incorporation into the registration statement on Form S-3 (File No. 333-25233) (the "Registration Statement"), to file the consent of Grant Thornton LLP (attached hereto as Exhibit 23.1) for incorporation into the Registration Statement, to file the consent of PricewaterhouseCoopers LLP (attached hereto as Exhibit 23.2) for incorporation into the Registration Statement, to file the consent of PricewaterhouseCoopers LLP (attached hereto as Exhibit 23.3) for incorporation into the Registration Statement, to file the consent of PricewaterhouseCoopers LLP (attached hereto as Exhibit 23.4) for incorporation into the Registration Statement, to file the consent of Ernst & Young LLP (attached hereto as Exhibit 23.5) for incorporation into the Registration Statement and to file the consent of PricewaterhouseCoopers LLP (attached hereto as Exhibit 23.6) for incorporation into the Registration Statement.

On February 26, 1999, Bayard issued its earnings release for the quarter ended December 31, 1998. A copy of the release is attached to this report as Exhibit 99.4, and is incorporated into this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.


         Exhibit 12.1 Statement of Computation of Ratios of Earnings to Fixed Charges.

         Exhibit 12.2 Statement of Computation of Pro Forma Ratio of Earnings to Fixed Charges.

         Exhibit 23.1 Consent of Grant Thornton LLP regarding the financial statements of Bayard Drilling Technologies, Inc.

         Exhibit 23.2 Consent of PricewaterhouseCoopers LLP regarding the financial statements of Bayard Drilling Technologies, Inc.

         Exhibit 23.3 Consent of PricewaterhouseCoopers LLP regarding the financial statements of Ward Drilling Company, Inc.

         Exhibit 23.4 Consent of PricewaterhouseCoopers LLP regarding the financial statement of Trend Drilling Company, Inc.

         Exhibit 23.5 Consent of Ernst & Young LLP regarding the financial statements of Bonray Drilling Corporation.

         Exhibit 23.6 Consent of PricewaterhouseCoopers LLP regarding the financial statements of Nabors Industries, Inc.

         Exhibit 99.1      Unaudited Pro Forma Combined Condensed Financial
                           Statements.


         Exhibit 99.2 Consolidated Financial Statements of Bayard Drilling Technologies, Inc., Financial Statements of Trend Drilling Company, Financial Statements of Ward Drilling Company, Inc. and Financial Statements of Bonray Drilling Corporation.


         Exhibit 99.3      Nabors Industries, Inc. Year 2000 Compliance Program.


         Exhibit 99.4 Bayard Drilling Technologies, Inc. Press Release dated February 26, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NABORS INDUSTRIES, INC.
                                                (Registrant)


Date:  March 1, 1999                        By:  /s/ Anthony G. Petrello
                                               ---------------------------------
                                                Anthony G. Petrello
                                                President and Chief Operating
                                                Officer

                                  EXHIBIT INDEX

          EXHIBIT
            NO.            DESCRIPTION
          ------           -----------
         Exhibit 12.1      Statement of Computation of Ratios of Earnings to
                           Fixed Charges.

         Exhibit 12.2      Statement of Computation of Pro Forma Ratio of
                           Earnings to Fixed Charges.

         Exhibit 23.1 Consent of Grant Thornton LLP regarding the financial statements of Bayard Drilling Technologies, Inc.

         Exhibit 23.2 Consent of PricewaterhouseCoopers LLP regarding the financial statements of Bayard Drilling
                           Technologies, Inc.

         Exhibit 23.3 Consent of PricewaterhouseCoopers LLP regarding the financial statements of Ward Drilling Company, Inc.

         Exhibit 23.4 Consent of PricewaterhouseCoopers LLP regarding the financial statement of Trend Drilling Company, Inc.

         Exhibit 23.5 Consent of Ernst & Young LLP regarding the financial statements of Bonray Drilling Corporation.

         Exhibit 23.6 Consent of PricewaterhouseCoopers LLP regarding the financial statements of Nabors Industries, Inc.

         Exhibit 99.1      Unaudited Pro Forma Combined Condensed Financial
                           Statements.


         Exhibit 99.2      Consolidated Financial Statements of Bayard Drilling
                           Technologies, Inc., Financial Statements of Trend
                           Drilling Company, Financial Statements of Ward
                           Drilling Company, Inc. and Financial Statements of
                           Bonray Drilling Corporation.


         Exhibit 99.3      Nabors Industries, Inc. Year 2000 Compliance Program.


         Exhibit 99.4 Bayard Drilling Technologies, Inc. Press Release dated February 26, 1999.